UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CSX Corporation (“CSX”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 4, 2022. The final voting results for each matter submitted to a shareholder vote at the Annual Meeting are set forth below.

Item 1:	The following eleven persons were elected to the CSX Board of Directors:

	For	Against	Abstain	Broker Non-Votes	Total
Donna M. Alvarado	1,532,227,455	78,666,538	2,202,815	233,668,274	1,613,096,808
Thomas P. Bostick	1,566,495,946	44,342,544	2,258,318	233,668,274	1,613,096,808
James M. Foote	1,593,268,503	14,581,702	1,246,603	233,668,274	1,613,096,808
Steven T. Halverson	1,351,396,974	259,353,984	2,345,850	233,668,274	1,613,096,808
Paul C. Hilal	1,564,341,105	46,367,249	2,388,454	233,668,274	1,613,096,808
David M. Moffett	1,587,577,132	23,129,465	2,390,211	233,668,274	1,613,096,808
Linda H. Riefler	1,525,687,211	85,286,565	2,123,032	233,668,274	1,613,096,808
Suzanne M. Vautrinot	1,560,041,318	50,909,124	2,146,366	233,668,274	1,613,096,808
James L. Wainscott	1,578,029,122	32,721,940	2,345,746	233,668,274	1,613,096,808
J. Steven Whisler	1,571,915,853	38,889,042	2,291,913	233,668,274	1,613,096,808
John J. Zillmer	986,782,168	612,275,767	14,038,873	233,668,274	1,613,096,808

Item 2:	Shareholders ratified the appointment of Ernst & Young LLP as CSX’s independent registered public accounting firm for 2022, by the votes set forth in the table below:

For	Against	Abstain	Total
1,746,766,146	97,254,805	2,744,131	1,846,765,082

Item 3:	Shareholders approved, on an advisory (non-binding) basis, the compensation of CSX’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
960,492,665	645,294,994	7,309,149	233,668,274	1,613,096,808

No other matters were submitted for shareholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President - Chief Legal Officer & Corporate Secretary

DATE: May 6, 2022